Semiannual Report
DEVELOPING TECHNOLOGIES FUND
JUNE 30, 2002

[GRAPHIC]
T. ROWE PRICE(R)

     REPORT HIGHLIGHTS
     -----------------

     Developing Technologies Fund

..    Technology stocks continued to suffer steep declines as encouraging economic developments failed to sustain the positive momentum begun during the fourth quarter of 2001.

..    The fund slightly trailed its benchmark during the past six months and year due to our investment mandate of emphasizing smaller-cap companies.

..    The portfolio remains diversified in software, semiconductors, and information services.

..    While technology has been through the most difficult period in its history, longer-term investment opportunities remain plentiful due to technology's growth potential.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice.com for more information.

FELLOW SHAREHOLDERS

In one of the longer bear markets in history, science and technology stocks continued to suffer steep declines as encouraging economic developments failed to sustain the positive momentum begun during the fourth quarter of 2001. Value stocks again led the way in an environment plagued by accounting scandals and reports of corporate malfeasance. The technology-heavy Nasdaq Composite Index was hit the hardest, while other major indexes closed near their lowest levels since 9/11.



PERFORMANCE COMPARISON

Periods Ended 6/30/02                                   6 Months       12 Months
--------------------------------------------------------------------------------
Developing Technologies Fund                             -40.81%         -46.04%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                      -13.16          -17.99
--------------------------------------------------------------------------------
Lipper Science & Technology
Funds Index                                              -32.67          -43.58
--------------------------------------------------------------------------------


Your fund finished the 6- and 12-month periods with losses of 40.81% and 46.04%, respectively, well behind the unmanaged Standard & Poor's 500 Stock Index and slightly behind the Lipper Science & Technology Funds Index of comparable funds. The fund's investment mandate to emphasize companies with smaller market capitalizations adversely affected performance. The illiquidity associated with these stocks amplifies the inherent volatility of the technology sector as price swings tend to be greater with small, developing companies whose shares are not widely held. In addition, a combination of sector weighting and stock selection also detracted from relative results.

MARKET ENVIRONMENT

The divergence between the stock market and the economy continued to widen as evidence of cyclical improvement did little to stem the losses in equities. Despite improving inventory conditions, low interest rates, benign inflation, and economic data that suggest annualized GDP growth of 3.5% to 4.0% in the months ahead, the equity market experienced its worst first-half performance in 30 years.

The three major drivers of growth for the technology sector--personal computers, wireless communications, and telecommunications--have stagnated. The personal computer market has become one driven by replacements for older models rather than by first-time users. Wireless communications are awaiting the arrival of new handsets and applications to drive further usage, as well as the replacement of older-generation phones. The telecommunications sector is in the midst of rationalizing the excess spending of the late 1990s. While we are two years into the digestion process, the telecommunications segment is still most likely years away from seeing the level of demand experienced in 2000. Despite the precipitous decline in technology stocks, they are not yet undervalued as downward revisions in earnings estimates have kept pace with falling share prices.

Against this backdrop of muted growth for the technology sector, investors were confronted with several accounting scandals that have shattered investor confidence. There is little support for a company or a market when investors have minimal faith in reported earnings. Having said this, we do find several positives: investor sentiment is extremely bearish--a contrary indicator that is often viewed as a bullish sign; technology operating margins are at a 20-year low, providing operating leverage during the recovery phase; and technology remains the source of continued improvement in economic productivity.

PORTFOLIO REVIEW


[CHART APPEARS HERE]

SECTOR DIVERSIFICATION


Software 36%
Semiconductors 27%
Information Services 17%
Communications 14%
Reserves 4%
Hardware 2%

Based on net assets as of 6/30/02.

The fund remains diversified in software, semiconductors, and information services, which together represent 80% of the portfolio. Over the past six months, no sector contributed positively to the performance of the fund as there was nowhere in technology to hide. On a relative basis, information services and semiconductors did better than the overall portfolio, while software and communications underperformed. An overweighting in Internet software and services impaired results relative to Lipper, while several holdings in commercial services and supplies were beneficial.

We increased our exposure to communications over the past six months, and we increased the overall concentration so that the fund's 25 largest holdings represent approximately 67% of portfolio assets compared with a little more than 60% at the start of the year. At the end of June, the average market capitalization for the fund stood at $2.3 billion.

By the end of the period, we had eliminated KEMET, Peregrine Systems, and Western Wireless and established new positions in


STRATEGY
--------------------------------------------------------------------------------
The prominent characteristic of our investment approach is intensive, hands-on research in the areas of telecommunications, data networking, semiconductors, software, and electronic commerce. Company visits, customer and competitor interviews, detailed financial analysis, and industry studies drive our investment decisions. While we will invest across a broad range of small, medium, and large companies, we attempt to maintain a median market capitalization solidly within the $2 billion-to-$10 billion range. We emphasize emerging technology stocks with higher growth potential than may be possible with established technology companies.

Our investment philosophy can be summarized by the following five principles:

..    Maintain consistent exposure to long-term, secular investment themes within the technology sector.

..    Diversify across the most attractive segments of the technology sector.

..    Seek investments in companies that possess significant intellectual property and sustainable business models.

..    Emphasize companies embarking on new product cycles that will maintain or accelerate their growth rates.

..    Seek companies whose management has a demonstrated track record for identifying market opportunities and executing a business plan.

Applying these principles to the portfolio process has several ramifications. First, in contrast to most technology funds, our investments will emphasize emerging technology companies addressing new product segments and undeveloped markets. Second, the size of the fund gives us the opportunity to make outsized investments in those emerging companies with, in our opinion, the brightest future. Third, the fund will not emphasize companies that sell commodity products whose future is driven more by supply and demand relationships than company execution. Fourth, our core holdings will be in companies with capable management teams. Finally, investments in emerging technology companies, particularly those with small market capitalizations, increase the potential long-term rewards but also amplify the volatility of the fund. However, we believe that over the long term, the rewards will compensate shareholders for these additional risks.

Genesis Microchip (developer of digital imaging systems), Pixelworks (graphic designer), and Network Associates (developer of network and security software). We also made substantial purchases in existing holdings such as Jack Henry & Associates (a provider of data processing services to banks), Cisco Systems, QUALCOMM, and Internet Security Systems. The fund's top five holdings were Cisco Systems, Maxim Integrated Products, Jack Henry & Associates, Informatica, and Cabot Microelectronics.

OUTLOOK

Historically, spending on information technology (IT) has lagged improvements in the general economy. As the economy continues to establish a foothold for the next expansion phase, we expect to see improved IT spending. IT represents approximately 60% of overall technology spending, and corporate budgets for 2002 are roughly the same as 2001. Yet most companies have been reluctant to spend their budgets until they see their own profits recover. While we expect the summer to show little progress on this front, IT spending in the fourth quarter is likely to exhibit a substantial improvement over the preceding three. Finally, the positive returns of the late 1990s were broad-based, but looking forward, we expect stock selection to play a more prominent role in fund results.

While technology has been through the most difficult period in its history, longer-term investment opportunities remain plentiful due to technology's growth potential, and we are committed to realizing these opportunities on your behalf.

We appreciate your continuing support.

Respectfully submitted,

/s/ Michael F. Sola
---------------------------
Michael F. Sola
Chairman of the fund's Investment Advisory Committee

July 15, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

4

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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
                                                                    Percent of
                                                                    Net Assets
                                                                       6/30/02
--------------------------------------------------------------------------------
  Cisco Systems                                                            6.3%
  Maxim Integrated Products                                                4.8
  Jack Henry & Associates                                                  3.8
  Informatica                                                              3.5
  Cabot Microelectronics                                                   3.3
--------------------------------------------------------------------------------
  VERITAS Software                                                         3.2
  Concord EFS                                                              3.1
  Adobe Systems                                                            3.1
  Analog Devices                                                           3.1
  Electronic Arts                                                          3.0
--------------------------------------------------------------------------------
  QUALCOMM                                                                 3.0
  Internet Security Systems                                                2.8
  BISYS Group                                                              2.2
  MatrixOne                                                                2.1
  Affiliated Computer Services                                             2.1
--------------------------------------------------------------------------------
  Mercury Interactive                                                      2.0
  KPMG Consulting                                                          1.9
  Network Associates                                                       1.9
  NetIQ                                                                    1.8
  Exar                                                                     1.8
--------------------------------------------------------------------------------
  Precise Software Solutions                                               1.8
  Cognex                                                                   1.6
  Siebel Systems                                                           1.5
  Intersil Holding                                                         1.4
  KLA-Tencor                                                               1.4
--------------------------------------------------------------------------------
  Total                                                                   66.5%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

5

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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/02

Ten Largest Purchases                  Ten Largest Sales
---------------------                  -----------------
Cisco Systems                          Electronic Arts
QUALCOMM                               NetIQ
Internet Security Systems              KEMET **
VERITAS Software                       Western Wireless **
Jack Henry & Associates                University of Phoenix Online
Genesis Microchip *                    Verisity
Liberate Technologies                  CIENA
Stellent                               Actuate
Pixelworks *                           Precise Software Solutions
Network Associates *                   Siebel Systems


 * Position added
** Position eliminated

6

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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPH]

                                          8/31/00   9/00    12/00     3/01     6/01     9/01     12/01     3/02     6/02
S&P 500 Stock Index                        10000    9472    8731      7696     8146     6951     7693      7714     6681
Lipper Science & Technology Funds Index    10000    8975    5868      4079     4571     2890     3831      3558     2579
Developing Technologies Fund               10000    9910    7211      4187     5491     3085     5006      4409     2693


As of 6/30/02
Developing Technologies Fund $2,963
S&P 500 Stock Index $6,681
Lipper Science & Technology Funds Index $2,579




AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


                                                         Since    Inception
Periods Ended 6/30/02                       1 Year     Inception      Date
------------------------------------------------------------------------------
Developing Technologies Fund               -46.04%      -48.54%      8/31/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

7

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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
--------------------------------------------------------------------------------
Unaudited
--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------
                                       6 Months             Year         8/31/00
                                          Ended            Ended         Through
                                        6/30/02         12/31/01        12/31/00

NET ASSET VALUE

Beginning of period                  $    4.95       $    7.13    $    10.00
Investment activities
 Net investment income (loss)            (0.03)*          (0.05)*      (0.02)*
 Net realized and
 unrealized gain (loss)                  (1.99)           (2.13)       (2.76)
 Total from
 investment activities                   (2.02)           (2.18)       (2.78)
Distributions
    Net realized gain                       --               --        (0.09)
NET ASSET VALUE
End of period                        $    2.93       $    4.95    $     7.13
                                    --------------------------------------------

Ratios/Supplemental Data
Total return*                            (40.81)%*        (30.58)%*    (27.89)%*
Ratio of total expenses to
average net assets                        1.50%*+          1.50%*       1.50%*+
Ratio of net investment
income (loss) to average
net assets                               (1.37)%*+        (1.27)%*     (0.86)%*+
Portfolio turnover rate                   89.4%+          107.5%       232.6%+
Net assets, end of period
(in thousands)                       $   18,442      $    26,647   $  18,167

.. Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

* Excludes expenses in excess of a 1.50% voluntary expense limitation in effect through 12/31/02.

+ Annualized

The accompanying notes are an integral part of these financial statements.

8

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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 2002

-----------------------
STATEMENT OF NET ASSETS                                   Shares        Value
--------------------------------------------------------------------------------
                                                                    In thousands
COMMON STOCKS 96.0%

INFORMATION SERVICES 17.1%

Data Services 12.9%
Affiliated Computer Services, Class A *                    8,000        $  380
BISYS Group *                                             12,000           400
Concord EFS *                                             19,000           573
Exult *                                                   35,000           227
Jack Henry & Associates                                   42,000           701
University of Phoenix Online *                             3,000            89
                                                                         -----
                                                                         2,370
                                                                         -----
E-Commerce 4.2%
KPMG Consulting *                                         24,000           356
VeriSign *                                                30,000           216
Webex Communications *                                    13,000           207
                                                                         -----
                                                                           779
                                                                         -----
Total Information Services                                               3,149
                                                                         -----


SEMICONDUCTORS 27.3%

Semiconductor Equipment 8.9%
ASM Lithography *                                          7,000           106
ATMI *                                                     6,000           134
Cabot Microelectronics *                                  14,000           604
Cognex *                                                  15,000           301
KLA-Tencor *                                               6,000           264
Mykrolis *                                                20,000           236
                                                                         -----
                                                                         1,645
                                                                         -----

Analog Semiconductors 13.1%
Analog Devices *                                          19,000           564
Exar *                                                    17,000           335
Genesis Microchip *                                       10,000            83
Intersil Holding, Class A *                               12,400           265
Maxim Integrated Products *,++                            23,000           882
O2Micro *                                                 17,000           176
Sipex *                                                   20,000            98
                                                                         -----
                                                                         2,403
                                                                         -----

9

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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
--------------------------------------------------------------------------------

                                                           Shares        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Digital Semiconductor 5.3%
Altera *                                                 10,000           $  136
AVX                                                      10,000              163
Lattice Semiconductor *                                  25,000              219
Marvell Technology Group *                               11,000              219
Pixelworks *                                             10,000               84
Xilinx *                                                  7,000              157
                                                                           -----
                                                                             978
                                                                           -----
Total Semiconductors                                                       5,026
                                                                           -----

COMMUNICATIONS 14.1%

Telecom Equipment 6.2%
CIENA *                                                  35,520              149
Nokia ADR                                                15,000              217
Openwave Systems *                                       40,000              224
QUALCOMM *                                               20,000              550
                                                                           -----
                                                                           1,140
                                                                           -----
Data Networking 7.9%
Cisco Systems *                                          83,000            1,158
Newport *                                                15,000              235
Packeteer *                                              15,000               66
                                                                           -----
                                                                           1,459
                                                                           -----
Total Communications                                                       2,599
                                                                           -----

HARDWARE 1.8%

Systems 1.0%
McDATA Corporation *                                     20,000              176
                                                                           -----
                                                                             176
                                                                           -----
Contract Manufacturing 0.8%
Flextronics *                                            22,000              157
                                                                           -----
                                                                             157
                                                                           -----
Total Hardware                                                               333
                                                                           -----

SOFTWARE 35.2%

Enterprise Software 18.8%
Adobe Systems                                            20,000              570
Informatica *                                            90,000              638

10

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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
--------------------------------------------------------------------------------


                                                             Shares        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Mercury Interactive *                                        16,000      $   367
NetIQ *                                                      15,000          340
Network Associates *                                         18,000          347
Precise Software Solutions *                                 35,000          334
Siebel Systems *                                             20,000          284
VERITAS Software *                                           30,000          594
                                                                          ------
                                                                           3,474
                                                                          ------

Consumer and Multi Media Software 3.1%
Electronic Arts *                                             8,500          561
                                                                          ------
                                                                             561
                                                                          ------

Technical Software 3.7%
Magma Design Automation *                                     6,000          101
National Instruments *                                        6,000          196
Verisity *                                                   12,000          208
Wind River Systems *                                         35,000          175
                                                                          ------
                                                                             680
                                                                          ------

Internet Software 9.6%
Actuate *                                                    22,900          103
Internet Security Systems *                                  40,000          525
Liberate Technologies *                                      80,000          211
MatrixOne *                                                  65,000          396
Netegrity *                                                  24,000          148
Stellent *                                                   50,000          225
Verity *                                                     15,000          166
                                                                          ------
                                                                           1,774
                                                                          ------
Total Software                                                             6,489
                                                                          ------
Total Miscellaneous Common Stocks 0.5%                                        99
                                                                          ------
Total Common Stocks (Cost $26,929)                                        17,695
                                                                          ------

OPTIONS PURCHASED 0.0%

Electronic Arts Inc., Put, 7/20/02 @ $65 *                       20            4
                                                                          ------
Total Options Purchased (Cost $7)                                              4
                                                                          ------



11

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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
--------------------------------------------------------------------------------


                                                             Shares        Value
--------------------------------------------------------------------------------
                                                                    In thousands

OPTIONS WRITTEN (0.1%)

Cisco Systems Inc., Put, 10/19/02 @ $12.5 *                    (100)    $   (12)
Electronic Arts, 9/21/02 @ $70 *                                (20)         (8)
                                                                        --------
Total Options Written (Cost $(20))                                          (20)
                                                                        --------

SHORT-TERM INVESTMENTS 4.1%

US Government Obligations 0.5%
U.S. Treasury Bills, 1.70%, 7/18/02                          95,000          95
                                                                        --------
                                                                             95
                                                                        --------
Money Market Funds 3.6%
T. Rowe Price Government Reserve Investment Fund, 1.82% #   663,668         664
                                                                        --------
                                                                            664
                                                                        --------
Total Short-Term Investments (Cost $759)                                    759
                                                                        --------

12

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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
--------------------------------------------------------------------------------


                                                           Shares        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Total Investments in Securities

100.0% of Net Assets (Cost $27,675)                                    $ 18,438

Other Assets Less Liabilities                                                 4
                                                                       ---------


NET ASSETS                                                             $ 18,442
                                                                       ---------
Net Assets Consist of:
Undistributed net investment income (loss)                             $   (162)
Undistributed net realized gain (loss)                                  (13,987)
Net unrealized gain (loss)                                               (9,237)
Paid-in-capital applicable to 6,289,366 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized         41,828
                                                                       ---------

NET ASSETS                                                             $ 18,442
                                                                       ---------

NET ASSET VALUE PER SHARE                                              $   2.93
                                                                       ---------
#   Seven-day yield
*   Non-income producing
++ All or a portion of this security is pledged to cover written call options at June 30, 2002.
ADR American Depository Receipts


The accompanying notes are an integral part of these financial statements.


13

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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
--------------------------------------------------------------------------------
Unaudited

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                        6 Months
                                                                           Ended
                                                                         6/30/02

  Investment Income (Loss)
  Income

   Interest                                                        $        11
   Dividend                                                                  5
                                                                   ------------
   Total income                                                             16
                                                                   ------------
  Expenses

   Shareholder servicing                                                    49
   Custody and accounting                                                   45
   Investment management                                                    36
   Registration                                                             20
   Prospectus and shareholder reports                                       13
   Legal and audit                                                           8
   Proxy and annual meeting                                                  2
   Directors                                                                 2
   Miscellaneous                                                             3
                                                                   ------------
   Total expenses                                                          178
                                                                   ------------
  Net investment income (loss)                                            (162)
                                                                   ------------

  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
   Securities                                                           (6,277)
   Written options                                                          75
                                                                   ------------
   Net realized gain (loss)                                             (6,202)
                                                                   ------------
  Change in net unrealized gain (loss)
   Securities                                                           (5,766)
   Written options                                                          (8)
                                                                   ------------
   Change in net unrealized gain (loss)                                 (5,774)
                                                                   ------------
  Net realized and unrealized gain (loss)                              (11,976)
                                                                   ------------

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                           $   (12,138)
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                        6 Months          Year
                                                          Ended          Ended
                                                         6/30/02       12/31/01

  Increase (Decrease) in Net Assets
  Operations

   Net investment income (loss)                      $     (162)   $      (256)
   Net realized gain (loss)                              (6,202)        (6,112)
   Change in net unrealized gain (loss)                  (5,774)          (156)
                                                      ----------   ------------
   Increase (decrease) in net assets from operations    (12,138)        (6,524)
                                                     ----------   ------------
  Capital share transactions *
   Shares sold                                            8,107         20,948
   Shares redeemed                                       (4,182)        (5,967)
   Redemption fees received                                   8             23
                                                     ----------   ------------
   Increase (decrease) in net assets from capital
   share transactions                                     3,933         15,004
                                                     ----------   ------------
  Net Assets

  Increase (decrease) during period                      (8,205)         8,480
  Beginning of period                                    26,647         18,167
                                                     ----------   ------------
  End of period                                      $   18,442    $    26,647
                                                     ----------   ------------
*Share information
   Shares sold                                            1,958          4,048
   Shares redeemed                                       (1,050)        (1,213)
                                                     ----------   ------------
   Increase (decrease) in shares outstanding                908          2,835

The accompanying notes are an integral part of these financial statements.

15

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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 2002

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Developing Technologies Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on August 31, 2000. The fund seeks to provide long-term capital growth.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the closing bid and ask prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

16

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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
--------------------------------------------------------------------------------

Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held less than 12 months. Such fees are retained by the fund and have the primary effect of increasing paid-in capital.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Net Assets at market value. Transactions in options written and related premiums received during the six months ended June 30, 2002, were as follows:

--------------------------------------------------------------------------------
                                                        Number of
                                                        Contracts      Premiums
Outstanding at beginning of period                          100       $  16,000
Written                                                     600         121,000
Expired                                                    (300)        (34,000)
Closed                                                     (280)        (83,000)
                                                           ----       ---------
Outstanding at end of period                                120       $  20,000
                                                           ----       ---------

17

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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
--------------------------------------------------------------------------------

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $15,178,000 and $10,000,000, respectively, for the six months ended June 30, 2002.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, $1,298,000 of realized losses recognized for financial reporting purposes in 2001 were recognized for tax purposes on January 1, 2002. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2001, the fund had $6,434,000 of unused capital loss carryforwards, of which $6,434,000 expire in 2009.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $27,675,000. Net unrealized loss aggregated $9,237,000 at period-end, of which $566,000 related to appreciated investments and $9,803,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.60% of the fund's average

18

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T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
--------------------------------------------------------------------------------

daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At June 30, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $1,000.

Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through December 31, 2002, which would cause the fund's ratio of total expenses to average net assets to exceed 1.50%. Thereafter, through December 31, 2004, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.50%. Pursuant to this agreement, $73,000 of management fees were not accrued by the fund for the six months ended June 30, 2002. At June 30, 2002, unaccrued fees and other expenses in the amount of $272,000 remain subject to reimbursement by the fund through December 31, 2004.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $67,000 for the six months ended June 30, 2002, of which $11,000 was payable at period-end.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $10,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
--------------------------------------------------------------------------------

---------------------------------------
ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors


Name
(Date of Birth)             Principal Occupation(s) During Past 5 Years and
Year Elected*               Other Directorships of Public Companies
--------------------------------------------------------------------------------
Calvin W. Burnett, Ph.D.    President, Coppin State College; Director, Provident
(3/16/32)                   Bank of Maryland
2001
--------------------------------------------------------------------------------
Anthony W. Deering          Director, Chairman of the Board, President, and
(1/28/45)                   Chief Executive Officer, The Rouse Company,
2001                        real estate developers
--------------------------------------------------------------------------------
Donald W. Dick, Jr.         Principal, EuroCapital Advisors, LLC, an acquisition
(1/27/43)                   and management advisory firm
2000
--------------------------------------------------------------------------------
David K. Fagin              Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                    Golden Star Resources Ltd., and Canyon Resources
2000                        Corp. (5/00 to present); Chairman and President,
                            Nye Corp.
--------------------------------------------------------------------------------
F. Pierce Linaweaver        President, F. Pierce Linaweaver & Associates, Inc.,
(8/22/34)                   consulting environmental and civil engineers
2001
--------------------------------------------------------------------------------
Hanne M. Merriman           Retail Business Consultant; Director, Ann Taylor
(11/16/41)                  Stores Corp., Ameren Corp., Finlay Enterprises,
2000                        Inc., The Rouse Company, and US Airways Group, Inc.
--------------------------------------------------------------------------------
John G. Schreiber           Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                  a real estate investment company; Senior Advisor
2001                        and Partner, Blackstone Real Estate Advisors, L.P.;
                            Director, AMLI Residential Properties Trust, Host
                            Marriott Corp., and The Rouse Company
--------------------------------------------------------------------------------
Hubert D. Vos               Owner/President, Stonington Capital Corp.,
(8/2/33)                    a private investment company
2000
--------------------------------------------------------------------------------


* Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
--------------------------------------------------------------------------------

Independent Directors (continued)


Name
(Date of Birth)
Year Elected*               Principal Occupation(s) During Past 5 Years and
                            Other Directorships of Public Companies

Paul M. Wythes              Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)                   capital limited partnership, providing equity
2000                        capital to young high-technology companies
                            throughout the United States; Director, Teltone
                            Corp.


* Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.


Inside Directors


Name
(Date of Birth)
Year Elected**
[Number of T. Rowe Price
Portfolios Overseen]        Principal Occupation(s) During Past 5 Years and
                            Other Directorships of Public Companies



James A.C. Kennedy
(8/15/53)                   Director and Vice President, T. Rowe Price and T.
2001                        Rowe Price Group, Inc.
[32]

James S. Riepe              Director and Vice President, T. Rowe Price;
(6/25/43)                   Vice Chairman of the Board, Director, and Vice
2000                        President, T. Rowe Price Group, Inc.; Chairman
[98]                        of the Board and Director, T. Rowe Price Global
                            Asset Management Limited, T. Rowe Price Investment
                            Services, Inc., T. Rowe Price Retirement Plan
                            Services, Inc., and T. Rowe Price Services, Inc.;
                            Chairman of the Board, Director, President, and
                            Trust Officer, T. Rowe Price Trust Company;
                            Director, T. Rowe Price International, Inc., and T. Rowe Price Global Investment Services
                            Limited; Vice President, Developing Technologies
                            Fund

M. David Testa              Vice Chairman of the Board, Chief Investment
(4/22/44)                   Officer, Director, and Vice President, T. Rowe
2000                        Price Group, Inc.; Chief Investment Officer,
[98]                        Director, and Vice President, T. Rowe Price;
                            Chairman and Director, T. Rowe Price Global
                            Asset Management Limited; Vice President and
                            Director, T. Rowe Price Trust Company; Director,
                            T. Rowe Price Global Investment Services
                            Limited and T. Rowe Price International, Inc.



  **Each inside director serves until the election of a successor.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
--------------------------------------------------------------------------------


Officers

Name (Date of Birth)
Title and Fund(s) Served                    Principal Occupation(s)

Christopher W. Carlson (1/27/67)          Vice President, T. Rowe Price Group,
Vice President, Developing Technologies   Inc.
Fund

Joseph A. Carrier (12/30/60)              Vice President, T. Rowe Price, T. Rowe
Treasurer, Developing Technologies Fund   Price Group, Inc., and T. Rowe Price
                                          Investment Services, Inc.

Giri Devulapally (11/18/67)               Vice President, T. Rowe Price and T.
Vice President, Developing Technologies   Rowe Price Group, Inc.
Fund

Robert N. Gensler (10/18/57)              Vice President, T. Rowe Price and T.
Vice President, Developing Technologies   Rowe Price Group, Inc.
Fund

Eric M. Gerster (3/23/71)                 Vice President, T. Rowe Price and T.
Vice President, Developing Technologies   Rowe Price Group, Inc.
Fund

Jill L. Hauser (6/23/58)                  Vice President, T. Rowe Price and T.
Vice President, Developing Technologies   Rowe Price Group, Inc.
Fund

Henry H. Hopkins (12/23/42)               Director and Vice President, T. Rowe
Vice President, Developing Technologies   Price Group, Inc.; Vice President,
Fund                                      T. Rowe Price, T. Rowe Price
                                          International, Inc., and T. Rowe
                                          Price Retirement Plan Services,
                                          Inc.; Vice President and Director,
                                          T. Rowe Price Investment Services,
                                          Inc., T. Rowe Price Services, Inc.,
                                          and T. Rowe Price Trust Company

J. Jeffrey Lang (1/10/62)                 Vice President, T. Rowe Price and T.
Vice President, Developing Technologies   Rowe Price Trust Company
Fund


Patricia B. Lippert (1/12/53)             Assistant Vice President, T. Rowe
Secretary, Developing Technologies Fund   Price and T. Rowe Price Investment
                                          Services, Inc.

David S. Middleton (1/18/56)              Vice President, T. Rowe Price, T.
Controller, Developing Technologies Fund  Rowe Price Group, Inc., and T. Rowe
                                          Price Trust Company


Jeffrey Rottinghaus (2/20/70)             Employee, T. Rowe Price; formerly
Vice President, Developing Technologies   information technology consultant,
Fund                                      Kelly-Levey & Associates (to 1999),
                                          student, Wharton School of Business,
                                          University of Pennsylvania (to 2001)


Michael F. Sola (7/21/69)                 Vice President, T. Rowe Price and T.
President, Developing Technologies Fund   Rowe Price Group, Inc.

Wenhua Zhang (3/14/70)                    Employee, T. Rowe Price; formerly
Vice President, Developing Technologies   Swiss Reinsurance Company (to 1999),
Fund                                      Wharton School of Business,
                                          University of Pennsylvania (to 2001)


Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
--------------------------------------------------------------------------------

     INVESTMENT SERVICES AND INFORMATION

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

          In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


     ACCOUNT SERVICES

          Automated 24-Hour Services Including Tele*Access(R)and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

          Automatic Investing. From your bank account or paycheck.

          Automatic Withdrawal. Scheduled, automatic redemptions.

          IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

     BROKERAGE SERVICES *

          Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


     INVESTMENT INFORMATION

          Consolidated Statement. Overview of all of your accounts.

          Shareholder Reports. Manager reviews of their strategies and results.

          T. Rowe Price Report. Quarterly investment newsletter.

          Performance Update. Quarterly review of all T. Rowe Price fund results.

          Insights. Educational reports on investment strategies and markets.

          Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

        * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. ROWE PRICE PLANNING TOOLS AND SERVICES
--------------------------------------------------------------------------------

     T. ROWE PRICE RETIREMENT SERVICES

          T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

          PLANNING TOOLS AND SERVICES

          T. Rowe Price(R) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

          Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

          IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

          Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

          INVESTMENT VEHICLES

          Individual Retirement Accounts (IRAs)
          No-Load Variable Annuities
          Small Business Retirement Plans

        * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

T. ROWE PRICE WEB SERVICES
--------------------------------------------------------------------------------

     www.troweprice.com

          ACCOUNT INFORMATION
          ----------------------------------------------------------------------
          Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

          AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.

          FINANCIAL TOOLS AND CALCULATORS
          ----------------------------------------------------------------------
          College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

          Morningstar(R) Portfolio Tracker(SM). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

          Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

          Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          INVESTMENT TRACKING AND INFORMATION
          ----------------------------------------------------------------------
          My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

          Morningstar(R) Portfolio Watchlist(SM). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

          Morningstar(R) Portfolio X-Ray(SM). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.

T. ROWE PRICE COLLEGE PLANNING
--------------------------------------------------------------------------------

     COLLEGE PLANNING

          With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

          T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

          We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

          Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

          College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

          College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.

T. ROWE PRICE ADVISORY SERVICES
--------------------------------------------------------------------------------

     ADVISORY SERVICES

          If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

          The T. Rowe Price(R) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

          Rollover Investment Service* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

          T. Rowe Price Investment Checkup(R) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

          Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          Morningstar(R)Clear FutureSM Guidance. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.

          *Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

T. ROWE PRICE BROKERAGE SERVICES
--------------------------------------------------------------------------------

     BROKERAGE SERVICES
     T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.

     Asset Manager Account. This premium relationship account is designed for investors with higher balances who seek to manage all of their investments through a single account. AMA clients also enjoy unlimited checking and VISA Gold ATM & Check Cards.

     Mutual Fund Gateway. This service lets you invest in more than 100 prominent no-load fund families using a single account.

     Margins and Options Trading for qualified investors.

     Online Account Access. This service lets you access your Brokerage account, place stock, option, and mutual fund orders, create personal watch lists, and get real-time quotes over the Internet. Customers can enjoy low flat-rate commissions of $19.95 on stock trades.*

     Tele-Trader. This automated, 24-hour trading service allows you to enter stock and option orders, access real-time quotes, and hear a report of your account balances. You can also create a quote list for your selected securities.

     Online Research and News.** Company news, stock information, and interactive charting available 24 hours a day, provided by Thomson Financial Services.

   * $19.95 per trade for up to 1,000 shares, plus $0.02 per share thereafter.

  ** The information provided through these services is prepared by independent investment research companies that are not affiliated with T. Rowe Price. While the information provided is deemed reliable, neither T. Rowe Price Brokerage nor the information providers guarantee the accuracy or completeness of the information or make any warranties with regard to the results obtained from its use.

                                     Blank

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
-----------

Domestic
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*+
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
-------------------

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
----------

Domestic Taxable
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEYMARKET FUNDS++
-------------------

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
--------------------------

Stock
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery+
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

+    Closed to new investors.

++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


[LOGO]
T. ROWE PRICE                         T. Rowe Price Investment Services, Inc.
                                      100 East Pratt Street
                                      Baltimore, MD 21202

                                                               F133-051  6/30/02